Exhibit 10.51
EXECUTION VERSION

SECOND AMENDMENT AGREEMENT
SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of September 1, 2016, by and among United Natural Foods, Inc. (“UNFI”), Albert’s Organics, Inc. (“Albert’s” and together with UNFI, collectively, the “Borrowers”), Bank of America, N.A. (“Bank of America”) and the other lenders party to the Loan Agreement (as defined below) (collectively, the “Lenders”), and Bank of America as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into a certain Term Loan Agreement dated as of August 14, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”);
WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Loan Agreement; and
WHEREAS, the Lenders have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
§1.Definitions. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, as amended hereby.
§2.    Representations and Warranties; Acknowledgment. The Borrowers hereby represent and warrant to the Lenders as follows:
(a)    Each of the Borrowers has adequate power to execute and deliver this Agreement and each other document to which it is a party in connection herewith and to perform its obligations hereunder or thereunder. This Agreement and each other document executed in connection herewith to which any of the Borrowers is a party have been duly executed and delivered by each of the Borrowers and do not contravene any law, rule or regulation applicable to any Borrower or any of the terms of the Organic Documents of any Borrower or any Material Contract. The obligations contained in this Agreement and each other document executed in connection herewith to which any of the Borrowers is a party, taken together with the obligations under the Loan Documents, constitute the legal, valid and binding obligations enforceable against any such Borrower in accordance with their respective terms.
(b)    All the representations and warranties of the Borrowers in the Loan Documents are true and correct in all material respects on the date hereof (except for representations and warranties that are subject to materiality or material adverse effect qualifications, which representations and warranties shall be true and correct in all respects, and except for representations and warranties that expressly relate to an earlier date, which representations and warranties shall be true and correct as of such earlier date).
(c)    No Event of Default under and as defined in any of the Loan Documents has occurred and is continuing on the date hereof.

§3.    Amendment to Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Applicable Margin” contained therein as follows:
Applicable Margin: with respect to (a) a Base Rate Loan, three-quarters percent (0.75%) per annum and (ii) a LIBOR Loan, one and three-quarters percent (1.75%) per annum.
§4.    Ratification, etc. All of the obligations and liabilities to the Lenders and the Administrative Agent as evidenced by or otherwise arising under the Loan Agreement, the Notes and the other Loan Documents, are, by the Borrowers’ execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower’s execution of this Agreement, such Borrower represents and warrants that neither it nor any of its Subsidiaries has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities. This Agreement and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Agreement.
§5.    Conditions to Effectiveness. The effectiveness of the amendment set forth in Section 3 of this Agreement is subject to the prior satisfaction, on or before the date hereof, of the following conditions precedent (the date of such satisfaction herein referred to as the “Second Amendment Effective Date”):
(a)    Representations and Warranties. The representations and warranties of the Borrowers contained herein shall be true and correct.
(b)    No Event of Default. There shall exist no Event of Default or event or circumstance that, with the giving of notice and/or the lapse of time would result in an Event of Default.
(c)    Corporate or Limited Liability Company Action. The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that all requisite corporate or limited liability company, as applicable, action necessary for the valid execution, delivery and performance by the Obligors of the transactions contemplated by of this Agreement and all other instruments and documents delivered by the Obligors in connection herewith has been taken.
(d)    Delivery of this Agreement. The Borrowers, the Administrative Agent and the Lenders shall have executed and delivered this Agreement, and each Guarantor shall have acknowledged its acceptance of or agreement to this Agreement and its ratification of the continuing effectiveness of its Guaranty.
(e)    Payment of Fees. The Borrowers shall have paid all fees in connection with this Agreement provided for in the fee letter dated August 22, 2016 among Bank of America, N.A. and the Borrowers.
(f)    Payment of Expenses. The Borrowers shall have paid to the Administrative Agent all amounts payable to the Administrative Agent under Section 6 hereof that have been invoiced on or before the date hereof.
§6.    Expenses, Etc. Without limitation of the amounts payable by the Borrowers under the Loan Agreement and other Loan Documents, the Borrowers shall pay to the Administrative Agent and its counsel upon demand an amount equal to any and all out-of-pocket costs or expenses (including

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reasonable legal fees and disbursements and appraisal expenses) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the matters related thereto.
§7.    Time is of the Essence; No Waivers by Lenders. TIME IS OF THE ESSENCE WITH RESPECT TO ALL COVENANTS, CONDITIONS, AGREEMENTS OR OTHER PROVISIONS HEREIN. Except as otherwise expressly provided for herein, nothing in this Agreement shall extend to or affect in any way the Borrowers’ obligations or the Lenders’ and Administrative Agent’s rights and remedies arising under the Loan Agreement or the other Loan Documents.
§8.    Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).
§9.    Effective Date. The amendment set forth in Section 3 hereof shall become effective among the parties hereto as of the Second Amendment Effective Date. Until the Second Amendment Effective Date, the terms of the Loan Agreement prior to its amendment hereby shall remain in full force and effect. This Agreement is effective as to all provisions other than the amendment set forth in Section 3 hereof at the time that the Borrowers, the Administrative Agent and the Lenders have executed and delivered this Agreement.
§10.    Entire Agreement; Counterparts. This Agreement sets forth the entire understanding and agreement of the parties with respect to the matters set forth herein, including the amendments set forth herein, and this Agreement supersedes any prior or contemporaneous understanding or agreement of the parties as to any such amendment of the provisions of the Loan Agreement or any Loan Document, except for any such contemporaneous agreement that has been set forth in writing and executed by the Borrowers, the Administrative Agent and the Lenders and the fee letter referenced in Section 5(e). This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.
BORROWERS:
UNITED NATURAL FOODS, INC.
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer
ALBERT’S ORGANICS, INC.
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer

Signature Page to Second Amendment

ADMINISTRATIVE AGENT AND LENDERS:
BANK OF AMERICA, N.A., as Administrative Agent, and a Lender
By:    /s/ Edgar Ezerins
Name:    Edgar Ezerins
Title:    Senior Vice President

Signature Page to Second Amendment

FARM CREDIT EAST, ACA, as a Lender
By:    /s/ Eric W. Pohlman
Name:    Eric W. Pohlman
Title:    Vice President

Signature Page to Second Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ Nicole Mapies
Name:    Nicole Mapies
Title:    Vice President

Signature Page to Second Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:    /s/ Kenneth M. Blackwell
Name:    Kenneth M. Blackwell
Title:    Senior Vice President

Signature Page to Second Amendment

Each of the undersigned Guarantors
acknowledges and agrees to the foregoing,
and ratifies and confirms in all respects
such Guarantor’s obligations under the
Guaranty:
NATURAL RETAIL GROUP, INC.
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer
UNITED NATURAL TRADING, LLC
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer

BLUE MARBLE BRANDS, LLC
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer
UNITED NATURAL FOODS WEST, INC.
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer
TONY’S FINE FOODS
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer
SELECT NUTRITION, LLC
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer

Signature Page to Second Amendment

HADDON HOUSE FOOD PRODUCTS, INC.
By:    /s/ Michael P. Zechmeister
Name:    Michael P. Zechmeister
Title:    Senior Vice President, Chief Financial Officer

Signature Page to Second Amendment